SUPPLEMENT DATED JANUARY 15, 2020
TO

PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE

PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR, NEW YORK KEYPORT ADVISOR VISTA,
NEW YORK KEYPORT VISTA, NEW YORK KEYPORT ADVISOR CHARTER,
NEW YORK KEYPORT OPTIMA AND NEW YORK KEYPORT ADVISOR OPTIMA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement contains information about the Columbia Variable Portfolio - Asset Allocation Fund (the “Fund”) that is available as an investment option under your Contract.

The Board of Trustees of the Fund has approved a plan of liquidation pursuant to which the Fund will be liquidated on or about April 24, 2020 (the “Liquidation Date”).

If you currently have Account Value allocated to the Columbia Variable Portfolio - Asset Allocation Fund Sub-Account, then effective immediately, a single transfer of that allocation to any other Sub-Account available under your Contract, or to the Fixed Account, if available, will not count against the contractual transfer limitations. You can request copies of fund prospectuses for the other available Sub-Accounts by calling us at (877) 253-2323 or access them via the customer documentation center on our web site at www.delawarelife.com/solutions.

As of the close of business on the Liquidation Date, any Variable Account Value remaining in the Columbia Variable Portfolio - Asset Allocation Fund Sub-Account will be automatically transferred to the Columbia Variable Portfolio-Government Money Market Fund Sub-Account. This automatic transfer will not count against the contractual transfer limitations.

After the Liquidation Date, any optional programs such as Dollar-Cost Averaging or Portfolio Rebalancing or automatic investment programs that have not been changed to replace the Columbia Variable Portfolio - Asset Allocation Fund Sub-Account will continue with the Columbia Variable Portfolio - Government Money Market Fund Sub-Account as the replacement.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.